Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 24, 2020, is by and among Griffin Industrial Realty, Inc., a Delaware corporation (the “Company”), and CM Change Industrial LP, a Delaware limited partnership (the “Purchaser”).

RECITALS

A.In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of August 24, 2020 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchaser (i) the Common Shares and (ii) the Warrant, which will be exercisable to purchase the Warrant Shares in accordance with the terms of the Warrant.

B.To induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.Definitions
.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.
(b)“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.
(c)“Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.
(d)“Effectiveness Deadline” means (i) with respect to the Initial Registration Statement required to be filed to cover the resale by a holder of the Registrable Securities, the twelve (12) month anniversary of the Closing Date and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this

Agreement, the 90th calendar day following the date on which the Company was required to file such additional Registration Statement (or the 120th calendar day after such date in the event that such Registration Statement is subject to review by the SEC).
(e)“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.
(f)“Investor” or “Investors” means the Purchaser and/or any transferee or assignee of any Registrable Securities, the Common Shares or the Warrant, as applicable, to whom the Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities, the Common Shares or the Warrant, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.
(g)“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
(h)“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.
(i)“Registrable Securities” means (i) the Common Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrant, and (iii) any shares of capital stock of the Company issued or issuable with respect to the Common Shares, the Warrant Shares, or the Warrant, including, without limitation, as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the Warrant, at any time owned, either of record or beneficially, by any Investor, unless and until (a) a registration statement covering such shares has been declared effective by the SEC and such shares have been disposed of pursuant to such effective registration statement, (b) such shares have been disposed of pursuant to Rule 144, (c) all such shares may be disposed of by such Investor in one transaction pursuant to Rule 144  without restriction (including any volume and manner of sale restrictions) or (d) such shares have been otherwise disposed of in a transaction that constitutes a sale thereof under the Securities Act, and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.
(j)“Registration Statement” means any one (1) or more registration statements filed (and/or required to be filed pursuant hereto) with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on Form S-1 or Form S-11, for the purpose of registering the Registrable Securities, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, including pre and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The term “Registration Statement” shall include, but not be limited to, the Initial Registration Statement.

(k)“Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act or any other similar or successor rule or regulation of the SEC that may at any time permit any Investor to sell securities of the Company to the public without registration.
(l)“Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.
(m)“SEC” means the United States Securities and Exchange Commission.
2.	Registration.
(a)Mandatory Registration.  The Company shall prepare, and, as soon as practicable, file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities held by Investors. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Purchaser, subject to the provisions of Section 2(b). The Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities as of the date such Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Purchaser) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A.  The Company shall use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  By 9:30 a.m. on the Business Day immediately following the Effective Date of the applicable Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  Notwithstanding anything to the contrary contained in this Agreement, other than during an Allowable Grace Period, the Company shall ensure that, when filed and at all times while effective, each Registration Statement and the prospectus used in connection with such Registration Statement will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities required to be disclosed therein. In no event shall the Company grant any “piggyback” rights to any Person that applies to any sale of Registrable Securities by the Purchaser, without the prior written consent of the Purchaser.  The foregoing two sentences shall not be deemed to prevent the Company from filing and/or using a registration statement (such as a “universal” registration statement) that covers multiple potential uses.  The Company shall not after the date hereof until the Effective Date of the Registration Statement required to be filed pursuant to this Section 2(a) enter into any agreement providing any “piggyback” rights to any of its security holders that applies to any sale of Registrable Securities by the Purchaser, without the prior written consent of the Purchaser.
(b)Legal Counsel. Subject to Section 5 hereof, CM Change Industrial LP shall have the right to select one (1) legal counsel to review and oversee, solely on its behalf, any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Kleinberg, Kaplan, Wolff & Cohen, P.C. or such other counsel as thereafter designated by CM Change Industrial LP.
(c)Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Purchaser and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
(d)Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.
(e)Effect of Failure to Obtain Effectiveness of Registration Statement.  If a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 2(a) above (whether or not such a prospectus is technically required by such rule), the Company shall not be deemed to have satisfied this clause (i) and such event shall be deemed to be an Effectiveness Failure), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the Purchase Price set forth in the Securities Purchase Agreement (1) on the date of such Effectiveness Failure and (2) on every thirty (30) day anniversary of an Effectiveness Failure until such Effectiveness Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as “Registration Delay Payments.” Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full.
(f)Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by any Investor participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors).  In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within thirty (30) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall following such request cause to be filed, pursue the effectiveness of, and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor or (ii) all Registrable Securities may be resold by such Investor without restriction (including volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) or (iii) such Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).  If the Company complies with the procedures set forth in this Section 2(f), then it shall not be obliged to make any Registration Delay Payments with respect to any Registrable Securities that are not registered.
(g)Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.
(h)Notwithstanding any other provision of this Agreement, if the SEC affirmatively limits the number of Registrable Securities to be registered in the Initial Registration Statement (and the Company has used commercially reasonable efforts to advocate with the SEC for the registration of all or the maximum number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced to the maximum number of Registrable Securities permitted to be registered in such Initial Registration Statement. The Company shall use commercially reasonable efforts to file a new Registration Statement as soon as practicable covering the resale by the Investors of not less than the number of such Registrable Securities that are not registered in the Initial Registration Statement. The Company shall not be liable for Registration Delay Payments under Section 2(e) or any other relevant penalty as to any Registrable Securities which are expressly not permitted by the SEC staff to be included in the Initial Registration Statement. In such case, any Registration Delay Payments payable under Section 2(e) shall be calculated to apply only to the percentage of Registrable Securities which are permitted to be included in such Registration Statement.
3.	Related Obligations.

The Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 for sale on a continuous basis in an at-the-market offering at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement without restriction pursuant to Rule 144 and without the need for current public information as required thereunder or (ii) the date on which any Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  The Company shall submit to the SEC, within two (2) Business Days after the date that the Company learns that no review of a particular Registration Statement will be made by the SEC or that the SEC has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.
(b)Subject to Section 3(n) of this Agreement, the Company shall use commercially reasonable efforts to promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.
(c)The Company shall (A) permit Legal Counsel and legal counsel for each other Investor to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel or any legal counsel for any other Investor reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld.  The Company shall furnish to Legal Counsel and legal counsel for each other Investor, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to any Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Securities Purchase Agreement), (ii) promptly after the same is prepared and filed with the SEC, one (1) copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel and legal counsel for each other Investor in performing the Company’s obligations pursuant to this Section 3.
(d)The Company shall, if requested by any of the Investors, prior to its filing each Registration Statement or any amendment or supplement thereto with the SEC, furnish to each Investor whose Registrable Securities are included in such Registration Statement copies of such Registration Statement or amendment or supplement thereto, as proposed to be filed and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.
(e)The Company shall use commercially reasonable efforts to (i) register and qualify,

unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of those jurisdictions in the United States (where an exemption is not available) as any Investor reasonably (in light of the Investor’s intended plan of distribution) requests; provided, however, that the Company will not be required to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction and (ii) use commercially reasonable efforts to maintain the effectiveness thereof during the Registration Period.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
(f)The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(n), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and furnish to each Investor whose Registrable Securities are included in such Registration Statement a reasonable number of copies of any such supplement or amendment. The Company shall also promptly notify each Investor in writing (i) when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), provided that the foregoing notice requirement shall be deemed satisfied if the foregoing Registration Statement or post-effective amendment is available on the SEC’s EDGAR system or on the Company’s website within a reasonable period of time thereafter, and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.
(g)The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order or suspension is issued, to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
(h)If any Investor may be required under applicable securities law to be described in a Registration Statement as an underwriter and such Investor consents to so being named an underwriter, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to any Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to any Investor.
(i)If any Investor may be required under applicable securities law to be described in a Registration Statement as an underwriter and such Investor consents to so being named an underwriter, upon the written request of such Investor, the Company shall make available for inspection by (i) such Investor, (ii) legal counsel for such Investor and (iii) one (1) firm of accountants or other agents retained by such Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company’s Board of Directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. Such Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and such Investor, if any) shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.
(j)The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company in connection with the preparation of any Registration Statement, unless (i) the Company reasonably determines that disclosure of such information is necessary to comply with federal or state securities laws, (ii) the Company reasonably determines that disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in the Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to reasonably prevent disclosure of, or obtain a protective order for, such information.

(k)Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall use commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if, despite the Company’s commercially reasonable efforts to satisfy the preceding clause (i), the Company is unsuccessful in satisfying the preceding clause (i), without limiting the generality of the foregoing, to use commercially reasonable efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (f/k/a the National Association of Securities Dealers, Inc.) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).
(l)The Company shall cooperate with any Investor who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as any Investor may reasonably request from time to time and registered in such names as any Investor may request.
(m)The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement, provided that the foregoing requirement shall be deemed satisfied if the foregoing earnings statement is available on the SEC’s EDGAR system or on the Company’s website within the foregoing period of time.
(n)Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(n)), at any time after the Effective Date of the applicable Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time, is not, in the good faith opinion of the Company, in the best interest of the Company (a “Grace Period”); provided, that the Company shall promptly (i) notify any Investor in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to any Investor) and the date on which the Grace Period will begin, and (ii) notify any Investor in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”); provided, that the Allowable Grace Period shall be indefinite if (I)(A) the content of any material, non-public information has not been announced by the Company and (B) at least one member of the Company’s Board of Directors is a Purchaser Nominee (as defined in the Securities Purchase Agreement) that (i) is an employee, partner, member, advisor, consultant, operating partner or similar position of Purchaser or an affiliate thereof (an “Affiliated Nominee”) or (ii) is not an Affiliated Nominee (an “Unaffiliated Nominee”), unless such Unaffiliated Nominee and the

Purchaser shall covenant, to the reasonable satisfaction of the Company, that there shall be no communication regarding the Company between the Purchaser and such Unaffiliated Nominee or (II) is based upon the Company’s normal blackout (or insider trading) policy in effect from time to time related to period-end reporting. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date any Investor receives the notice referred to in clause (i) and shall end on and include the later of the date any Investor receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, nonpublic information is no longer applicable.
(o)The Company shall use commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.
4.	Obligations of any Investor.
(a)At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.
(b)Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
(c)Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required.
(d)Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.
5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions,

incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.  The Company shall also reimburse the Purchaser for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000.  The Company shall not be obligated to pay expenses for any legal counsel of any Investor except the Purchaser as described in the prior sentence.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)To the fullest extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs and expenses (including, without limitation, but subject to Section 6(c), reasonable attorneys’ fees and disbursements) (collectively, “Claims”) arising out of any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation of this Agreement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”), except insofar as such Claims arise out of or are based upon (i) a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, (ii) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including a corrected prospectus, to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed, or (iii) any Investor’s breach of its obligations under Section 4.
(b)In connection with any Registration Statement in which an Investor is participating,

such Investor agrees to severally and not jointly indemnify and hold harmless, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party arising out of any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of any Investor pursuant to Section 9.
(c)Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof at the indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the Indemnified Person or the Indemnified Party (as the case may be), which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) if the named parties to any such Claim (including any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that there may be legal defenses available to the Indemnified Person or Indemnified Party (as the case may be) which are different from or in addition to those available to the indemnifying party, and the Indemnified Person or Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, which counsel shall be chosen by the Indemnified Person or Indemnified Party (as the case may be) subject to the approval (which shall not be unreasonably withheld, conditioned or delayed) of the indemnifying party, provided further, that in the case of the preceding clause (iii) above, the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.
(d)No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.
(e)The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.Reports Under the 1934 Act
.

With a view to making available to any Investor the benefits of Rule 144, the Company agrees to use commercially reasonable efforts to:

(a)make and keep public information available, as those terms are understood and defined in Rule 144;
(b)file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
(c)furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act.
9.Assignment of Registration Rights
.

The rights under this Agreement shall be automatically assignable by any Investor to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled to assign, by operation of law or otherwise, its rights and obligations hereunder in connection with any transaction associated with the effective reincorporation of the Company.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser; provided that any Investor may give a waiver in writing as to itself. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment or waiver (unless given pursuant to the foregoing proviso) shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	Miscellaneous.
(a)Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.
(b)Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon receipt, when sent by electronic mail; or (iv) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Griffin Industrial Realty, Inc.
641 Lexington Avenue
New York, NY 10022
Telephone: (212) 218-7910
Email: mgamzon@griffinindustrial.com
Attention: Michael Gamzon, President & Chief Executive Officer

With a copy (for informational purposes only) to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Telephone: (212) 906-1200
Facsimile: (212) 751-4864
Email: John.Giouroukakis@lw.com
Attention: John Giouroukakis

If to the Purchaser:

CM Change Industrial LP
90 Park Avenue, 32nd Floor
New York, NY 10016
Telephone: 212-274-1074
Email: ko@cambiarlp.com
Attention: Keith O’Connor

With a copy (for informational purposes only) to:

Kleinberg, Kaplan, Wolff & Cohen, P.C.
500 Fifth Avenue
New York, New York 10110
Telephone: (212) 986-6000
Facsimile: (212) 986-8866
Email: jain@kkwc.com
Attention: Jonathan Ain, Esq.

or such other address and/or facsimile number and/or electronic mail and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile, receipt by electronic mail or receipt from an overnight courier service in accordance with clause (i), (ii), (iii) or (iv) above, respectively.

(c)Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
(d)All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(e)This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements among the parties hereto and thereto and Persons acting on their behalf with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties makes any representation, warranty, covenant or undertaking with respect to such matters.
(f)Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
(g)The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(h)This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
(i)Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(j)All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Purchaser.
(k)The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party hereto.
(l)This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Persons referred to in Section 6 and 7 hereof.
(m)The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute any Investor as, and the Company acknowledges that any Investor do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that any Investor are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that any Investor are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and any Investor collectively and not between and among Investors.

[signature pages follow]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

GRIFFIN INDUSTRIAL REALTY, INC.

By: /s/Anthony Galici
Name: Anthony J. Galici
Title: Vice President, Chief Financial Officer
and Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

CM CHANGE INDUSTRIAL LLP

By: Cambiar GP Holdings LLC
Its: General Partner

By: /s/Michael Simanovsky
Name: Michael Simanovsky
Title: Authorized Person

[Signature Page to Registration Rights Agreement]

EXHIBIT A

SELLING SHAREHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon conversion of the notes and exercise of the warrants. For additional information regarding the issuance of the notes and the warrants, see “Private Placement of Notes and Warrants” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the notes and the warrants issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of shares of common stock and the warrants, as of ________, 20__, assuming exercise of the warrants held by the selling stockholders on that date, taking account of any limitations on exercise.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the holders of the warrants, this prospectus generally covers the resale of 120% of the sum of (i) the shares of common stock held by the selling stockholders and (ii) the maximum number of shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full (without regard to any limitations on exercise contained therein), in each case, as of the trading day immediately preceding the date this registration statement was initially filed with the SEC.  Because the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the warrants, a selling stockholder may not exercise the warrants, to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.90% (as applicable) of our then outstanding shares of common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrants which have not been converted or exercised. The number of shares in the second column reflects these limitations. The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock of Owned After Offering
[CM Change Industrial LP]

[To include appropriate footnotes addressing the warrants]

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued and issuable upon exercise of the warrants to permit the resale of these shares of common stock and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

●on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
●in the over-the-counter market;
●in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
●through the writing of options, whether such options are listed on an options exchange or otherwise;
●ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
●block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
●purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
●an exchange distribution in accordance with the rules of the applicable exchange;
●privately negotiated transactions;
●short sales made after the date the Registration Statement is declared effective by the SEC, subject to any applicable limitations on short sales contained in any agreement between a selling stockholder and the Company;
●sales pursuant to Rule 144;
●broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

●a combination of any such methods of sale; and
●any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the notes, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.